TRANSAMERICA SERIES TRUST

Supplement to the Currently Effective Statement of Additional of Information

* * *

Effective May 30, 2014, the following supplements the information in the section entitled “Investment Objectives, Policies, Practices and Associated Risk Factors – Disclosure of Portfolio Holdings”:

Name	Frequency
StarCompliance	Daily

Effective May 30, 2014, the following replaces the information in the section entitled “Appendix B – Portfolio Managers – Legg Mason Global Asset Allocation, LLC (“LMGAA”)”:

Transamerica Legg Mason Dynamic Allocation – Balanced VP

As of March 31, 2014	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Y. Wayne Lin*	20	$ 3.3 billion	3	$ 126.8 million	3	$ 1.5 million
Thomas Picciochi	0	$ 0	4	$ 1.1 billion	2	$ 118.3 million
Ellen Tesler	0	$ 0	4	$ 1.1 billion	2	$ 118.3 million
Fee Based Accounts
(The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Y. Wayne Lin*	0	$ 0	0	$ 0	0	$ 0
Thomas Picciochi	0	$ 0	0	$ 0	0	$ 0
Ellen Tesler	0	$ 0	0	$ 0	0	$ 0

* As of December 31, 2013

Transamerica Legg Mason Dynamic Allocation – Growth VP

As of March 31, 2014	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Y. Wayne Lin*	20	$ 3.5 billion	3	$ 126.8 million	3	$ 1.5 million
Thomas Picciochi	0	$ 0	4	$ 1.1 billion	2	$ 118.3 million
Ellen Tesler	0	$ 0	4	$ 1.1 billion	2	$ 118.3 million
Fee Based Accounts
(The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Y. Wayne Lin*	0	$ 0	0	$ 0	0	$ 0
Thomas Picciochi	0	$ 0	0	$ 0	0	$ 0
Ellen Tesler	0	$ 0	0	$ 0	0	$ 0

* As of December 31, 2013

Conflicts of Interest

Potential Conflicts of Interest

LMGAA maintains policies and procedures reasonably designed to detect and minimize material conflicts of interest inherent in circumstances when a portfolio manager has day-to-day portfolio management responsibilities for multiple portfolios. Nevertheless, no set of policies and procedures can possibly anticipate or relieve all potential conflicts of interest. These conflicts may be real, potential, or perceived; certain of these conflicts are described in detail below.

Allocation of Limited Investment Opportunities: If a portfolio manager identifies a limited investment opportunity (including initial public offerings) that may be suitable for multiple funds and/or accounts, the investment opportunity may be allocated among these several funds or accounts, which may limit a client’s ability to take full advantage of the investment opportunity, due to liquidity constraints or other factors.

LMGAA has adopted trade allocation procedures designed to ensure that allocations of limited investment opportunities are conducted in a fair and equitable manner between client accounts. Nevertheless, investment opportunities may be allocated differently among client accounts due to the particular characteristics of an account, such as the size of the account, cash position, investment guidelines and restrictions or its sector/country/region exposure or other risk controls, market restrictions or for other reasons.

Similar Investment Strategies. LMGAA and its portfolio management team may manage multiple portfolios with similar investment strategies. Investment decisions for each portfolio are generally made based on each portfolio’s investment objectives and guidelines, cash availability, and current holdings. Purchases or sales of securities for the portfolios may be appropriate for other portfolios with like objectives and may be bought or sold in different amounts and at different times in multiple portfolios. In these cases, transactions are allocated to portfolios in a manner believed by LMGAA to be the most equitable to each client, generally utilizing a pro rata allocation methodology. Purchase and sale orders for a portfolio may be combined with those of other portfolios in the interest of achieving the most favorable net results for all clients.

Different Investment Strategies. LMGAA may manage long-short strategies alongside long-only strategies. As such, the potential exists for short sales of securities in certain portfolios while the same security is held long in one or more other portfolios. In an attempt to mitigate the inherent risks of simultaneous management of long-short and long-only strategies, LMGAA has established and implemented procedures to promote fair and equitable treatment of all portfolios. The procedures include monitoring and surveillance, supervisory reviews, and compliance oversight of short sale activity.

Differences in Financial Incentives. A conflict of interest may arise where the financial or other benefits available to a portfolio manager or an investment adviser differ among the funds and/or accounts under management. For example, when the structure of an investment adviser’s management fee differs among the funds and/or accounts under its management (such as where certain funds or accounts pay higher management fees or performance-based management fees), a portfolio manager might be motivated to favor certain funds and/or accounts over others. Performance-based fees could also create an incentive for an investment adviser to make investments that are riskier or more speculative. In addition, a portfolio manager might be motivated to favor funds and/or accounts in which he or she or the investment adviser and/or its affiliates have a financial interest. Similarly, the desire to maintain or raise assets under management or to enhance the portfolio manager’s performance record in a particular investment strategy or to derive other rewards, financial or otherwise, could influence a portfolio manager to lend preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager. To manage conflicts that may arise from management of portfolios with performance-based fees, performance in portfolios with like strategies is regularly reviewed by management.

Investment professionals employed by LMGAA may manage personal accounts in which they have a fiduciary interest with holdings similar to those of client accounts. LMGAA has implemented a Code of Ethics which is designed to address the possibility that these professionals could place their own interests ahead of those of clients. The Code of Ethics addresses this potential conflict of interest by imposing reporting requirements, blackout periods, supervisory oversight and other measures designed to reduce conflict.

LMGAA allows its employees to trade in securities that it recommends to advisory clients. LMGAA’s employees may buy, hold or sell securities at or about the same time that LMGAA is purchasing, holding or selling the same or similar securities for client account portfolios and the actions taken by such individuals on a personal basis may differ from, or be inconsistent with, the nature and timing of advice or actions taken by LMGAA for its client accounts. LMGAA and its employees may also invest in mutual funds and other pooled investment vehicles that are managed by LMGAA. This may result in a potential conflict of interest since LMGAA’s employees have knowledge of such funds’ investment holdings, which is non-public information.

Portfolio Manager Compensation

LMGAA investment professionals receive base salary and other employee benefits and are eligible to receive incentive compensation. Base salary is fixed and typically determined based on market factors and the skill and experience of individual investment personnel.

The level of incentive compensation is determined by the senior management of Legg Mason and is awarded on a discretionary basis. A formula-based scheme directly linking compensation to investment performance as measured against a benchmark is not currently in place nor is one planned; however, senior management considers a number of factors when determining compensation, including (but not limited to) the performance of LMGAA’s funds relative to their benchmarks and to their relevant peer groups over a 1, 3 and 5-year period.

Up to 20% of an investment professional’s annual incentive compensation is subject to deferral. Of that principal deferred award amount, 50% will accrue a return based on the hypothetical returns of the investment fund or product that is the primary focus of the investment professional’s business activities with LMGAA, and 50% may be received in the form of Legg Mason restricted stock shares.

In May 2015, the compensation structure with respect to Mr. Lin will change to the structure described below.

For Mr. Thomas Picciochi and Ms. Ellen Tesler, who are being named portfolio managers for the Transamerica/Legg Mason funds effective May 30, 2014 (and for Mr. Lin effective May 2015), they will be compensated under the policies set forth below:

Portfolio managers will be eligible for total compensation comprised of base salary and variable compensation.

Base Salary. Base salary is the fixed portion of the portfolio manager compensation and is linked to professional experience and qualifications and financial services industry peer comparison.

Variable Compensation. Variable compensation for portfolio managers will be linked to the metrics for which they have responsibility; checking and implementing quantitative model output, minimizing transaction costs and market impact, monitoring client portfolios for appropriate market risk and ensuring adherence to regulatory and investment guidelines. Portfolio manager compensation is not tied to peer group and/or relative benchmark performance. The qualitative analysis of a portfolio manager’s individual performance is based on, among other things, the results of an annual management and internal peer review process, and management’s assessment of overall portfolio manager contributions to the investment team, the investment process and overall performance (distinct from fund and other account performance). Other factors taken into consideration include adherence to Compliance Policies and Procedures, Risk Management procedures and the firm’s Code of Ethics.

Ownership of Securities

The portfolio manager(s) did not beneficially own any shares of the portfolio(s) as of December 31, 2013 for Mr. Lin and March 31, 2014 for Mr. Picciochi and Ms. Tesler.

* * *

Effective June 30, 2014, Legg Mason Global Asset Allocation, LLC’s name will change to QS Legg Mason Global Asset Allocation, LLC.

* * *

Investors Should Retain this Supplement for Future Reference

June 9, 2014